NATIONWIDE MUTUAL FUNDS

Nationwide Alternatives Allocation Fund

Supplement dated June 20, 2012

to the Summary Prospectus dated February 29, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

The following changes are made to the Summary Prospectus, effective immediately:

1. The third paragraph under the heading “Principal Investment Strategies,” found on page 3 of the Prospectus, is deleted and restated as follows:

The alternative investment asset classes in which the Fund currently invests, the approximate percentage range of the Fund’s total assets allocated to each sleeve as of the date of this Prospectus, and the benchmark index selected for each sleeve are as follows:

Treasury Inflation Protected Securities	5-20%	Barclays Capital U.S. Government Inflation-Linked Bond Index
International bonds	15-35%	S&P/Citigroup International Treasury Bond ex-U.S. Index
High-yield bonds	5-20%	Barclays Capital U.S. High-Yield Very Liquid Index
Emerging market bonds	5-20%	JPMorgan Emerging Markets Bond Index Plus
Emerging market stocks	5-20%	MSCI Emerging Markets® Total Return Index
Commodities	10-25%	Dow Jones-UBS Commodity IndexSM 3 Month Forward Total Return
Global real estate stocks	5-20%	Dow Jones Global Select Real Estate Securities IndexSM

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